UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

KORE RESOURCES INC
(Exact name of Registrant as specified in its charter)

Nevada	000-1572317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Las Vegas Blvd. S. Suite 255
Las Vegas, Nevada 89119
(Address of principal executive offices, including zip code)

(702) 478-8880
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 30, 2014, Mathew E. Killen was appointed as President and Chief Executive Officer of our company. On June 30, 2014, Young Ju Yi resigned as President, Chief Executive Officer, Chief Financial Officer and Director of our company. Also, on June 30, 2014, Woo Jong Yoo resigned as Treasurer, Secretary and Director. On June 30, 2014 Mary Kathryn Tantum was appointed by the Board of Directors to the office of Vice President, Treasurer, and Director. Mr. Killeen and Ms. Tantum are now our sole directors and officers.

Matthew E. Killeen is an equity research investor working in both the OTC and NASDAQ equity markets. Matthew was born in Michigan to a General Motors family and spent his life moving up and down the mid-western area of the United States and Canada. He had a curiosity and affinity for financial markets which developed at an early age, culminating on his 18th birthday, when he opened his first investing account. He began simultaneously privately investing with his own accounts while also working as an operations manager for General Motors in the Shreveport Assembly Plant. While working for General Motors he developed his managerial skills in the fast paced, Union dominated environment as he managed a team of 25 front line employees. During this time period he also attended Louisiana State University in Shreveport, where he graduated in 2008 with a Bachelors of Science in Business Administration.

In early 2008 he was asked to serve on John McCain’s 2008 National Finance Committee at his national headquarters in Arlington, Virginia. Mr. Killeen then attended Florida International University in Miami, Florida, where he received his Masters in International Business Administration in 2010.

Mary-Kathryn (MK) Tantum is the CTO at Weed Web. She is a respected technology and software development guru who has contributed to some of modern society’s most popular technology solutions. Hailed a “creative genius” by her peers, MK is the creator and founder of Weed Web. MK’s career history which includes the launch and marketing of a globally-recognized, web-based medical information forum and site, makes her a perfect fit for this role.

Ms. Tantum has held executive marketing positions with several global software and consumer healthcare companies. During her tenure as Digital Marketing Director for Nature's Products, a nutritional supplement manufacturer, she led the development of the company's e-commerce business as well as all of the online marketing activities supporting the company's portfolio of consumer products. At SpectorSoft, a Fortune 500 consumer and enterprise security software company, she was the Digital Marketing and Consumer Acquisitions Director, where she oversaw all online marketing and promotional activity for the company's consumer product division.

MK earned her Bachelors’ degrees in Business Management and Marketing at Tulane University and holds an additional Bachelor’s degree in Economics from the University of Richmond. As CTO, MK is ready to position Weed Web for aggressive growth in the online currency and medical marijuana technology sectors, and to help the company scale its current mobile and web product platforms globally.

During  the past ten  years,  Mr.  Killeen and Ms. Tantum  have not  been the  subject  of the following events:

1.   A petition under the Federal  bankruptcy  laws or any state  insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the  business or property of such  person,  or any partnership in which he was a general partner at or within two years before the time of such filing,  or any  corporation  or business  association  of which he was an executive officer at or within two years before the time of such filing;

2.   Convicted  in a  criminal  proceeding  or is a named  subject  of a pending criminal   proceeding (excluding   traffic  violations  and  other  minor offenses);

3.   The subject of any order,  judgment, or decree, not subsequently  reversed, suspended or vacated, of any court of competent  jurisdiction,  permanently or  temporarily  enjoining him from, or otherwise  limiting,  the following activities;  associated person of any of the foregoing, or as an investment adviser,  underwriter,  broker or dealer in securities, or as an affiliated person,  director or employee of any investment company,  bank, savings and loan  association  or insurance  company,  or engaging in or continuing any conduct or practice in connection with such activity;

     i)   Acting as a futures commission merchant, introducing broker, commodity trading  advisor,  commodity  pool  operator,  floor broker,  leverage transaction  merchant,  any other person  regulated  by the  Commodity Futures Trading Commission, or
     ii)  Engaging in any type of business practice; or
     iii) Engaging in any  activity in  connection  with the purchase or sale of any  security or  commodity  or in  connection  with any  violation of Federal or State securities laws or Federal commodities laws;

4.   The subject of any order,  judgment or decree,  not subsequently  reversed, suspended or vacated, of any Federal or State authority barring, suspending or  otherwise  limiting  for more than 60 days the right of such  person to engage  in any  activity  described  in  paragraph  3.i  in  the  preceding paragraph or to be associated with persons engaged in any such activity;

5.   Was found by a court of competent  jurisdiction in a civil action or by the Commission  to have violated any Federal or State  securities  law, and the judgment  in such civil  action or finding by the  Commission  has not been subsequently reversed, suspended, or vacated;

6.   Was found by a court of competent  jurisdiction in a civil action or by the Commodity   Futures  Trading   Commission  to  have  violated  any  Federal commodities  law,  and the  judgment in such civil action or finding by the Commodity Futures Trading  Commission has not been  subsequently  reversed, suspended or vacated;

7.   Was the  subject  of, or a party  to,  any  Federal  or State  judicial  or administrative  order,  judgment,  decree,  or  finding,  not  subsequently reversed, suspended or vacated, relating to an alleged violation of:

     i)   Any Federal or State securities or commodities law or regulation; or
     ii)  Any law or regulation  respecting financial  institutions or insurance companies  including,  but not limited to, a  temporary  or  permanent injunction, order of disgorgement or restitution,  civil money penalty or  temporary  or  permanent  cease-and-desist  order,  or  removal or prohibition order, or
     iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.   Was the subject of, or a party to, any sanction or order,  not subsequently reversed,  suspended or vacated,  of any  self-regulatory  organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization  that has  disciplinary  authority over its members or persons associated with a member.

Family Relationships

There are no family relationships among our directors or executive officers.

Director Qualifications

The following specific experience, qualifications, attributes, or skills of Mr. Killeen and Ms. Tantum led the Company to the conclusion that they should serve as a directors in light of our business and structure:

Mr. Killeen and Ms. Tantum are qualified to be Company directors because they have managed several businesses successfully and thus brings management, organizational, operational and administrative experience to our Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kore Resources Inc

By:	/s/ Mathew E. Killeen

Title:	Chief Executive Officer

Dated: June 30, 2014